                                                                      AMERICAN
                                                                       EXPRESS


                                       AMERICAN EXPRESS
                                       MONEY MARKET ACCOUNTS
                                       ---------------------------------------




                                                                    STRATEGIST
                                                                  MONEY MARKET
                                                                          FUND


                                                                 ANNUAL REPORT
                                                                  MAY 31, 2000


          [AMERICAN EXPRESS LOGO]



GENERAL INFORMATION AND 24-HOUR YIELD AND
BALANCE INFORMATION
800-637-1700

This literature is not authorized for
distribution to prospective investors unless
preceded or accompanied by an appropriate                           OFFERED BY
current prospectus.                                          THE RESERVE FUNDS

Distributor - Resrv Partners, Inc.

RF/STR ANNUAL 07/00

                          STRATEGIST MONEY-MARKET FUND
                     STATEMENT OF NET ASSETS--MAY 31, 2000

 PRINCIPAL                                                                  VALUE
  AMOUNT     NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--75.6%                (NOTE 1)
 ---------   ----------------------------------------------                --------
             DOMESTIC--18.9%
$2,000,000   Harris Trust & Savings Bank, 6.59%, 7/3/00..............  $      2,000,000
 2,000,000   Southtrust Bank, NA, 6.58%, 7/10/00.....................         2,000,000
 2,000,000   U.S. Bank, NA, 6.27%, 6/5/00............................         2,000,000
 2,000,000   Wilmington Trust Co., 6.59%, 7/11/00....................         2,000,000
                                                                       ----------------
                                                                              8,000,000
                                                                       ----------------
             YANKEES--56.7%
 2,000,000   Banque Nationale de Paris, 6.31%, 6/6/00................         2,000,000
 2,000,000   Bayerische Hypo-Und Vereinsbank, AG, 6.15%, 6/19/00.....         2,000,000
 2,000,000   Canadian Imperial Bank of Commerce, 6.65%, 2/12/01......         1,999,335
 2,000,000   Commerzbank, AG, 6.15%, 6/15/00.........................         2,000,000
 2,000,000   Deutsche Bank, 6.75%, 8/23/00...........................         2,000,000
 2,000,000   Dexia Bank, 6.75%, 8/24/00..............................         2,000,000
 2,000,000   Dresdner Bank, 6.20%, 6/26/00...........................         2,000,000
 4,000,000   National Westminster Bank, PLC, 5.54%-6.30%,
             6/5/00-11/22/00.........................................         3,999,346
 2,000,000   Rabobank Nederland NV, 6.52%, 1/24/01...................         1,999,506
 2,000,000   Societe Generale, 6.25%, 7/17/00........................         2,000,000
 2,000,000   Toronto Dominion Bank, 6.14%, 6/15/00...................         2,000,000
                                                                       ----------------
                                                                             23,998,187
                                                                       ----------------
             Total Negotiable Bank Certificates of Deposit
             (Cost $31,998,187)......................................        31,998,187
                                                                       ----------------
             EURO TIME DEPOSITS--9.5%
 2,000,000   Bank One, NA, 6.81%, 6/1/00.............................         2,000,000
 2,000,000   Chase Manhattan Bank, 6.81%, 6/1/00.....................         2,000,000
                                                                       ----------------
             Total Euro Time Deposits (Cost $4,000,000)..............         4,000,000
                                                                       ----------------
             REPURCHASE AGREEMENTS--18.9%
 8,000,000   Bear, Stearns & Co. Inc., 6.55%, 6/1/00 (collateralized
             by FHLM, 10% due 6/20/24, valued at $1,131,808, FGRA, 0%
             due 8/15/28 valued at $4,317,716, FGRM, 7% to 8%, due
             11/15/07 to 4/15/22 valued at $2,893,874)...............         8,000,000
                                                                       ----------------
             Total Repurchase Agreements (Cost $8,000,000)...........         8,000,000
                                                                       ----------------

               TOTAL INVESTMENTS (COST $43,998,187)................     104.0%   43,998,187
               LIABILITIES, LESS OTHER ASSETS......................      (4.0)   (1,694,747)
                                                                     --------   -----------
               NET ASSETS..........................................     100.0%  $42,303,440
                                                                     ========   ===========
               NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE BASED
               ON 42,303,440 SHARES OF BENEFICIAL INTEREST,
               $.001 PAR VALUE OUTSTANDING...................................         $1.00
                                                                                ===========

                                GLOSSARY
FGRA    --   Federal Home Loan Mortgage Corp. Gold Adjustable Rate REMIC
FGRM    --   FHLM Gold REMIC Mortgage-Backed Pass-Through Participation
             Certificates
FHLM    --   Federal Home Loan Mortgage Corp.
REMIC   --   Real Estate Mortgage Investment Conduit

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          STRATEGIST MONEY-MARKET FUND
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MAY 31, 2000

INTEREST INCOME (Note 1).........................................  $   2,774,458
                                                                   -------------

EXPENSES (Note 2)
  Comprehensive fee..............................................        394,371
  Servicing fee..................................................         98,842
  Tax Expense....................................................            674
                                                                   -------------
    Total Expenses...............................................        493,887
    Less: expenses waived (Note 2)...............................       (295,586)
                                                                   -------------
    Net Expenses.................................................        198,301
                                                                   -------------

NET INVESTMENT INCOME, representing net increase in Net Assets
  from Investment Operations.....................................  $   2,576,157
                                                                   =============

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED      YEAR ENDED
                                                                    MAY 31, 2000    MAY 31, 1999
                                                                   --------------  --------------
INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS:
  Net investment income..........................................  $   2,576,157   $   2,682,195
                                                                   -------------   -------------

DIVIDENDS PAID TO SHAREHOLDERS FROM (Note 1):
  Net investment income..........................................     (2,576,157)     (2,682,195)
                                                                   -------------   -------------

FROM CAPITAL SHARE TRANSACTIONS (at net asset value of $1.00 per share):
  Net proceeds from sale of shares...............................     95,253,941     107,753,785
  Dividends reinvested...........................................      2,576,157       2,682,195
  Cost of shares redeemed........................................   (108,152,131)   (114,079,295)
                                                                   -------------   -------------
  Net decrease derived from capital share transactions and from
    investment operations........................................    (10,322,033)     (3,643,315)

NET ASSETS:
  Beginning of year..............................................     52,625,473      56,268,788
                                                                   -------------   -------------
  End of year....................................................  $  42,303,440   $  52,625,473
                                                                   =============   =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

(1)  SIGNIFICANT ACCOUNTING POLICIES:
--------------------------------------------------------------------------------

     The Strategist Money-Market Fund, a series of The Reserve Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company. The policies summarized below are consistently followed in the preparation of its financial statements in conformity with generally accepted accounting principles.

     A. The Reserve Fund's authorized shares of beneficial interest are unlimited and are divided into four series (funds): Primary Fund, U.S. Government Fund, U.S. Treasury Fund and Strategist Money-Market Fund. These financial statements and notes apply only to the Strategist Money-Market Fund (the "Fund").

     B. Securities are valued at amortized cost, which approximates market value. The amortized cost method values a security at cost plus accrued interest at the time of purchase, and thereafter assumes a constant amortization to maturity of any discount or premium, irrespective of intervening changes in interest rates or market values. The maturity of floating or variable rate instruments in which the Fund may invest will be deemed to be for floating rate instruments (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument, and for variable rate instruments the longer of (1) above or (2) the period remaining until the instrument's next interest rate adjustment, for purpose of Rule 2a-7 and for computing the portfolio's average weighted life to maturity.

     C. It is the Fund's policy to comply with Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is required.

     D. Security transactions are recorded on a trade date basis; interest income is accrued daily and security premium or discount is amortized or accreted daily. Net investment income is distributed to shareholders daily and automatically reinvested in additional Fund shares.

     E. The Fund may enter into repurchase agreements with financial institutions and securities dealers who are deemed credit-worthy pursuant to guidelines established by the Fund's Board of Trustees. The Fund's Investment Adviser will follow procedures intended to provide that all repurchase agreements are at least 100% collateralized as to principal and interest. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's custodian holds the underlying securities subject to repurchase agreements.

(2)  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
--------------------------------------------------------------------------------

     Pursuant to an Investment Management Agreement (the "Agreement") between Reserve Management Company, Inc. ("RMCI") and the Fund, RMCI serves as the Fund's Investment Adviser subject to the policies adopted by the Board of Trustees. Under the Agreement, RMCI will furnish continuous investment advisory and management services to the Fund. For its services as Investment Adviser, RMCI receives a comprehensive fee, calculated at an annual rate of .80% of the Fund's average daily net assets. RMCI pays all employee and customary operating expenses of the Fund. Excluded from the definition of customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which each Fund pays its direct or allocated share. For the year ended May 31, 2000, RMCI voluntarily waived a portion of its fee amounting to $196,744.

(3)  DISTRIBUTION ASSISTANCE:
--------------------------------------------------------------------------------

     Pursuant to a Plan of Distribution under Rule 12b-1, the Fund may make assistance payments, at a rate of .20% per annum of the average net asset value, to firms (including RMCI) for distribution assistance and administrative services provided to Fund shareholders. The Plan requires RMCI to pay an equivalent amount from its own resources. For the year ended May 31, 2000, the Fund accrued $98,842 in distribution fees, that were voluntarily waived by RMCI.

(4)  MANAGEMENT'S USE OF ESTIMATES:
--------------------------------------------------------------------------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.

(5)  COMPOSITION OF NET ASSETS:
--------------------------------------------------------------------------------

     At May 31, 2000, the Fund's net assets consisted of $42,303 in par value and $42,261,137 in paid-in capital.

(6)  FINANCIAL HIGHLIGHTS:
--------------------------------------------------------------------------------

     Contained below is per share operating performance data for a share of beneficial interest for each of the periods as indicated.

                                                                   FOR FISCAL YEARS ENDED MAY 31,
                                                          ------------------------------------------------
                                                            2000      1999      1998      1997    1996(A)
                                                          --------  --------  --------  --------  --------
      Net asset value at beginning of period............  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000
                                                          --------  --------  --------  --------  --------
      Net investment income from investment
        operations......................................     .0550     .0496     .0542     .0552     .0462
      Less dividends from net investment income.........    (.0550)   (.0496)   (.0542)   (.0552)   (.0462)
                                                          --------  --------  --------  --------  --------
      Net asset value at end of period..................  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000
                                                          ========  ========  ========  ========  ========
      Total Return......................................      5.50%     4.96%     5.42%     5.52%     5.13%(b)
      RATIOS/SUPPLEMENTAL DATA
      --------------------------------------------------
      Net assets end of period (millions)...............  $   42.3  $   52.6  $   56.3  $   99.7  $    1.0
      Ratio of expenses to average net assets(c)........      1.00%     1.00%     1.00%     1.00%     1.00%(b)
      Ratio of net investment income to average net
        assets(c).......................................      4.61%     4.24%     4.62%     4.44%     4.30%(b)

---------------

(a)  For the period from May 1, 1996 (Commencement of Operations) to May 31,
     1996.
(b)  Annualized.
(c) Due to the voluntary waiver of certain expenses by RMCI, the net expense ratios and net investment income amounted to:

                         FISCAL                    NET
                         YEAR         EXPENSES  INVESTMENT
                         ENDED         RATIO      INCOME
                         -----        --------  ----------

                            5/00        .40%      5.21%
                            5/99        .40%      4.84%
                            5/98        .33%      5.29%
                            5/97        .00%      5.44%
                            5/96        .18%      5.12%

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Strategist Money-Market Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Strategist Money-Market Fund (one of the four series constituting The Reserve Fund) (the "Fund") at May 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York
July 7, 2000